SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 1, 1999

                              CK Witco Corporation
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     1-4663                   52-2183153
          --------                     ------                   ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


          One Station Place, Metro Center, Stamford, Connecticut 06902
          ------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (203) 353-5400
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On September 1, 1999, the shareholders of each of Crompton & Knowles Corporation, a Massachusetts corporation ("Crompton"), and Witco Corporation, a Delaware corporation ("Witco"), approved the merger agreement, dated May 31, 1999, among Crompton, Witco and CK Witco Corporation, a Delaware corporation and wholly-owned subsidiary of Crompton ("CK Witco"). The merger was completed on September 1, 1999 as well. Pursuant to the merger agreement, Crompton merged with and into CK Witco, with CK Witco as the surviving corporation, and then Witco merged with and into CK Witco, with CK Witco as the surviving corporation. A copy of the press release announcing the completion of the merger is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(a)      Financial statements of businesses acquired.

            -     Not Applicable

(b)      Pro forma financial information.

            -     Not Applicable

(c)      Exhibits

         99.1     Press Release dated September 1, 1999

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               CROMPTON & KNOWLES CORPORATION


                               By:        /s/ John T. Ferguson
                                          --------------------
                               Name:      John T. Ferguson II
                               Title:     Senior Vice President, General Counsel
                                           and Secretary

Date:  September 2, 1999

EXHIBIT INDEX

99.1              Press Release dated September 1, 1999.